Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

BMW Canada Inc.
50 Ultimate Drive
Richmond Hill, ON L4S OC8
Canada

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by BMW Canada Inc. (the “Company” or “BMW Canada”, as the engaging party), TD Securities (USA) LLC, and TD Securities Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing the agreed-upon procedures described below relating to the accuracy of certain attributes for a sample of collateral assets, which may be included in the issuance by BMW Canada Auto Trust (the “Issuer”) of its asset backed notes, Series 2022-1 (the “Notes”) collateralized by a reference pool of new BMW branded automobile and sports activity vehicle retail leases (the “Leases”), altogether the “Transaction.” The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes for a sample of collateral assets and the Transaction.
In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.
Procedures and Findings
In connection with the Transaction, the Specified Parties agreed on a sample size of 100 leases (the “Sampled Leases”), which, as instructed by the Specified Parties, was randomly selected from the Sample Lease Extract File (as defined below) provided by the Company, which the Company represents is as of December 31, 2021 (the “Preliminary Cut-off Date”). The Company has stated that 99 of the 100 Sampled Leases will be included in the final collateral assets for the Transaction.
This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.
In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:
•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the Leases to stated underwriting or credit extension

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017-6204 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

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guidelines, standards, criteria or other requirements;
•	The value of collateral securing such Leases; and
•	The compliance of the originator of the Leases with federal, provincial, and local laws and regulations.
We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.
With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.
It should be understood that we make no representations as to:
•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Responsible Party;
•
The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed; and

•	The final pool of Leases to be used for the Transaction.
These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.
The procedures performed and results thereof are as follows:
I.      Data, Information and Documents Provided
BMW Canada provided the following data, information, and documents related to the Sampled Leases:
A.	Copies of, or access to, the following documents for the Sampled Leases, as applicable (the “Lease Files”):
(1)	The motor vehicle lease agreement signed by the lessee (the “Lease Contract”);
(2)	Any Certificate of Title, Application for Title, Lien Statement, Electronic Title Document or Title Request Form (as applicable) (collectively, the “Title Documents”).
B.
Excel data files containing certain data fields for the Sampled Leases, which BMW Canada represents is as of the Preliminary Cut-off Date and is from BMW Canada’s Lease System Master Files (the “Sample Lease Extract File”).

C.
Copies of, or access to, the Personal Credit Application information for the Sampled Leases, which BMW Canada represents is contained in BMW Canada’s International Funding System (the “Personal Credit Application Support”).

D.
Copies of, or access to, the following information for the Sampled Leases, which BMW Canada represents is provided from BMW Canada’s Account Manager eXpress system (“AMX system”), Credit Flow system (“CRIF System”), and APPRO applications, as applicable (collectively, the “Database Systems”):

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(1)	the Application IDs of the customers.
(2)	the Credit Bureau Score for the customer or the co-applicant.
E.	An Excel data file containing residual values for the Sampled Leases, which BMW Canada represents is from ALG Inc. as of the Preliminary Cut-off Date (the “ALG Residual File”).
F.	An Excel data file containing the base residual values for the Sampled Leases as of the Preliminary Cut-off Date (the “Base ALG Residual File”).
G.	An Excel data file containing the payment dates and payment due dates for the Sampled Leases as of the Preliminary Cut-off Date (the “Payment Date Schedule”).
H.	Copies of, or access to, the bill of sale for the Sampled Leases, as applicable (the “Bill of Sale”).
The data, information and documents listed above provided by BMW Canada are collectively referred to as the “Data, Information, and Documents”.
II.       Procedures Performed
We performed the following agreed-upon procedures on the Sampled Leases. For the purposes of the procedures below, dollar amounts and percentages that differ only as a result of rounding are deemed to be in agreement.
In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a BMW Canada representative for clarification prior to reporting any exceptions. We did not note any exceptions in performing the procedures below.
1)	For each Sampled Lease, we:
A.	Compared the Lease Number, set forth as “account_no” in the Sample Lease Extract File to the Lease Number, set forth as the file name on the Lease Contract.
B.	Compared the First Payment Date, set forth as "first_pmt_dte" in the Sample Lease Extract File to the date on which the first payment is due, as set forth in the Lease Contract.
C.
Re-computed the Capital Cost Amount as the sum of the “Total Price” amount and “Outstanding Balance of any refinanced prior loans” less the sum of the “Cash Down Payment” and the “Net Trade-in Allowance” amounts, all these amounts as set forth in the Lease Contract; and compared our results to the Capital Cost Amount, set forth as “cap_cost_amt” in the Sample Lease Extract File.

D.	Compared the Original Term to Maturity, set forth as “term” in the Sample Lease Extract File, to the “No. of Payments” amount set forth in the Lease Contract.
E.	Compared the Monthly Base Payment Amount, set forth as “MthPmtAmt_WithInsurance “ in the Sample Lease Extract File, to the “Monthly Lease Payment before Taxes” amount set forth in the Lease Contract.
F.	Compared the Contract End Date, set forth as “contract_end_dte” in the Sample Lease Extract File, to the “Scheduled Termination Date” set forth in the Lease Contract.
G.	Compared the Province/Territory of Original Registration, set forth as “state_cde” in the Sample Lease Extract File, to the Province/Territory set forth in the Title Documents.
H.	Compared the Vehicle Identification Number, set forth as “vin” in the Sample Lease Extract File, to the “Vehicle Identification Number” set forth in the Lease Contract.
I.	Compared the Vehicle Model Year, set forth as “model_year” in the Sample Lease Extract File, to the “Year” set forth in the Lease Contract.

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J.	Compared the Adjusted Manufacturer’s Suggested Retail Price, set forth as “msrp_amt” in the Sample Lease Extract File, to the “MSRP” amount contained on the Personal Credit Application Support.
For Sampled Lease #41, the Company represented that the “MSRP” amount had changed by $100 between the issuance of the Personal Credit Application Support and the final execution of the Sampled Lease. As instructed by BMW, for the purpose of this procedure, we compared the Adjusted Manufacturer’s Suggested Retail Price, set forth as “msrp_amt” in the Sample Lease Extract File, to the “Total MSRP” amount shown on the Bill of Sale for Sampled Lease #41.
2)	For each of the Sampled Leases, using the customer’s “Application ID” from the Database Systems, we:
A.	Compared the credit bureau score set forth as “Credit Bureau Score” in the Sample Lease Extract File to the higher of the “Borrower Score” and “Co-applicant score” set forth in the CRIF System.
B.
Re-computed the Remaining Term to Maturity as of the Preliminary Cut-off Date, as the original term to maturity set forth as “term” in the Sample Lease Extract File, less the months between the following:

•	The preceding month of the contract’s first payment date (calculated as “first_pmt_dte” less 1 month); and
•	The Preliminary Cut-off Date; and compared our result to the “rem_term” in the Sample Lease Extract File.
C.	Re-computed the Days Past Due as of the Preliminary Cut-off Date as outlined below and compared our result to the “days over” as set forth in the Sample Lease Extract File.
•
If the “payment received date” set forth in the Payment Date Schedule was after the Preliminary Cut-off Date, then we recalculated the number of days past due as the number of days between the Preliminary Cut-off Date and the “payment due date” set forth in the Payment Date Schedule.

•	If the “payment received date” set forth in the Payment Date Schedule was on or prior to the Preliminary Cut-off Date, then the number of days past due was calculated as zero.
D.
We re-computed the Base ALG Residual Value as the lesser of (i) the “Estimated Residual Value” set forth in the Lease Contract, if applicable; and (ii) the ALG Residual Amount, set forth as the “AlgResAmt” in the ALG Residual File; and compared our result to the “Base ALG Residual Value” in the Base ALG Residual File.

E.	We observed that BMW Canada Inc. (with allowable name variations, abbreviations and acceptable lienholder codes as provided by BMW Canada) is named as the owner of the vehicle on the Title Documents.
We did not perform any procedures to determine if the Title Documents complied with BMW Canada’s guidelines for preparation, nor any procedures in respect to completeness and accuracy of information contained in the Title Documents or in respect of legal validity or enforceability of the Title Documents.
F.	We observed a “signature” on the Lease Contract. We did not perform any procedures in respect of the authenticity of the signature.
***
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the

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expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes for a sample of collateral assets to be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933) and is not intended to be and should not be used by anyone other than the Specified Parties.
If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:
i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;
ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.
A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).
The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York
February 24, 2022

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